UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2011 (June 20, 2011)

BROCADE COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

130 Holger Way

San Jose, CA 95134

(Address, including zip code, of principal executive offices)

(408) 333-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Certain Officers

Richard Deranleau, Brocade’s Vice President of Finance and Chief Financial Officer, is no longer employed by Brocade effective as of June 20, 2011 and is pursuing other interests.

Appointment of Certain Officers

Daniel Fairfax was appointed as Brocade’s Vice President of Finance and Chief Financial Officer (Principal Accounting Officer), effective June 20, 2011. Mr. Fairfax, age 55, previously served as Brocade’s Vice President of Global Services from August 2009 to June 2011 and Brocade’s Vice President of Business Operations from January 2009 to August 2009. Prior to Brocade, Mr. Fairfax served as Vice President, Finance and Administration, and Chief Financial Officer of Foundry Networks, Inc. (“Foundry”) from January 2007 until December 2008, when Foundry was acquired by Brocade. Mr. Fairfax also served as Foundry’s Vice President and Corporate Controller from May 2006 to January 2007 and as the Principal Accounting Officer from September 2006 to December 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.

Date: June 23, 2011	By:	/s/ Tyler Wall
Tyler Wall
Vice President, General Counsel and Corporate Secretary

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